                                                                   EXHIBIT 10.16


                                  DOVEBID, INC.
                                  -------------

                            AMENDMENT TO CONVERTIBLE
                          SUBORDINATED PROMISSORY NOTE

         This Amendment is entered into as of June 25, 2001, by and between William J. Gardner, Jr. ("Payee") and DoveBid, Inc., a Delaware corporation (the "Company"). This Amendment amends the terms and conditions of that certain Convertible Subordinated Promissory Note issued by the Company to Payee on February 29, 2000 in the principal amount of $880,000 (the "Note").

         Whereas, Payee and the Company desire to amend the Note on the terms and conditions set forth below;

         Now, therefore, in consideration of the foregoing and for other good and valuable consideration (receipt and sufficiency of which is mutually acknowledged), the parties agree as follows:

         1. Extension of Term. The first and second sentences of the Note are hereby amended to read as follows.

         "DoveBid, Inc., a Delaware corporation (the "Company"), with offices at 1241 East Hillsdale Blvd., Foster City, CA 94404, for value received, promises to pay to the order of James Gardner ("Payee") at such address as Payee may designate in writing, Eight Hundred and Eighty Thousand Dollars ($880,000.00), plus simple interest thereon calculated from the date hereof until paid at the annual rate that shall equal: (i) 7.0%, compounded annually from February 29, 2000 until March 31, 2001, and
         (ii) 8.0%, compounded annually, from and after April 1, 2001. Principal in the amount of $220,000 and accrued interest on that portion of the principal will be due and payable in lawful money of the United States in full on February 28, 2002, principal in the amount of $220,000 and accrued interest on that portion of the principal will be due and payable in lawful money of the United States in full on August 31, 2002, and principal in the amount of $440,000 and accrued interest on that portion of the principal will be due and payable in lawful money of the United States in full on February 28, 2004, in each case unless such principal and/or accrued interest shall have been previously converted pursuant to Section 2 below, in which case the portion of the outstanding principal under this Note that was converted and all accrued but unpaid interest thereon shall be satisfied in full by virtue of such conversion and the issuance and delivery of fully paid and non-assessable shares of Conversion Stock to the holder of this Note as set forth in Section 2 below. Notwithstanding the foregoing, the Optional Convertible Debt (as defined below) shall be immediately due and payable in lawful money of the United States in full upon (a) the sale, conveyance, lease, transfer or other disposition of all or substantially all of the assets of the Company to an acquirer which is not a reporting company under Section 13 or 15 of the Securities Exchange Act of 1934, as amended ("a Private Company"), or (b) the sale by the stockholders of the Company of the beneficial ownership (as defined in Section 13 of the Securities Exchange Act of 1934) of a majority of the outstanding voting securities of the Company to one or more related Private Companies, in a single transaction or in a series of related transactions (other than open market purchases) which occurs prior to the Maturity Date."

          2.   Definitions.
               -----------

               2.1 Definition of Optional Conversion Debt. A new definition is hereby added to the Note as Section 1.7 to read as follows: " `Optional Convertible Debt' shall mean $220,000 of the principal amount of this Note, and all of the accrued but unpaid interest on such portion of this Note."

               2.2 Definition of Mandatory Convertible Debt. A new definition is hereby added to the Note as Section 1.8 to read as follows: " `Mandatory Convertible Debt" shall mean all of the principal amount of this Note and all of the accrued but unpaid interest on this Note, as reduced by any conversion pursuant to Section 2.2 of this Note."

               2.3 Definition of Conversion Stock. Section 1.2 of the Note is hereby amended to read as follows: " `Conversion Stock' shall mean shares of Common Stock of the Company, with respect to conversion of the Optional Convertible Debt, and shall mean Common Stock of the Company of the same class of common stock that is registered by the Company pursuant to an Initial Public Offering, with respect to conversion of the Mandatory Convertible Debt. With respect to Optional Convertible Debt, if the outstanding Common Stock of the Company shall hereafter be changed through a reorganization or recapitalization into shares of a different series or class of the Company's capital stock, the Conversion Stock shall thereafter mean the shares into which the Common Stock was changed."

               2.4 Definition of Conversion Price. Section 1.3 of the Note is hereby amended to read as follows: "The `Conversion Price' for Optional Convertible Debt shall mean $8.01 per share of Conversion Stock (the "Per Share Price"), as appropriately adjusted to reflect the effect of stock splits and combinations, stock dividends, recapitalizations and reorganizations of or on the Conversion Stock after the Amendment Date; provided, however, that the "Conversion Price" for Optional Convertible Debt shall mean $6.675 per share of Conversion Stock, as appropriately adjusted to reflect the effect of stock splits and combinations, stock dividends, recapitalizations and reorganizations of or on the Conversion Stock after the Amendment Date, if following the Amendment Date the Company closes its next round of private preferred stock financing at a purchase price that is less than the Per Share Price (as appropriately adjusted to reflect the effect of stock splits and combinations, stock dividends, recapitalizations and reorganizations of or on the Conversion Stock after the Amendment Date. As used in this Note, the "Amendment Date" shall mean June 25, 2001. For Mandatory Convertible Debt, the `Conversion Price' shall mean the price per share that is the exact middle of the price range stated in the Company's final amended registration statement on Form S-1, Form SB-1, Form SB-2 or a similar successor form pertaining to an Initial Public Offering that closes on or before February 28, 2004 (the "Maturity Date"). No conversion shall occur and there is therefore no Conversion Price with respect to an Initial Public Offering that closes after the Maturity Date."

          3. Conversion. Section 2 of the Note is hereby amended to read as follows:

                 "2.1 Mandatory Conversion. This Note and all of the outstanding Mandatory Convertible Debt shall be converted into Conversion Stock at the Conversion Price immediately prior to the first closing of an Initial Public Offering before the Maturity Date. For informational purposes, the Company shall provide the Noteholder with written notice (at the most recent address for the Noteholder provided to the Company by the Noteholder in writing) (i) within seven days after it files with the Securities and Exchange Commission any registration statement on Form S-1, Form SB-1 or Form SB-2 (or any similar or successor form) for an Initial Public Offering, and (ii) reasonably promptly following the closing of an Initial Public Offering. Conversion as described in this
         Section 2.1 shall occur only upon the closing of an Initial Public Offering, provided that (i) upon the closing of an Initial Public Offering, the conversion shall be deemed to have occurred immediately prior to the first closing of such Initial Public Offering, and (ii) as a condition precedent or condition subsequent to conversion (the election between which type of condition shall be the Company's sole election in the Company's sole discretion), the Noteholder must surrender this Note for conversion at the principal office of the Company. Incident to any conversion, the Conversion Stock will have those rights and privileges, and be subject to those restrictions, of the shares of Common Stock as set forth in the Company's Certificate of Incorporation, and the Noteholder will receive the rights and be subject to the obligations applicable to the purchasers of Common Stock, provided that the sale restriction specified in Section 2.6 below shall apply to the Conversion Stock. This Note shall not be convertible pursuant to this Section 2.1 and shall not be converted into Conversion Stock under this Section 2.1 if there is not an Initial Public Offering on or before the Maturity Date.

                 2.2  Optional Conversion.
                      -------------------

                      2.2.1 If not previously converted pursuant to Section 2.1 above, all of the outstanding Optional Convertible Debt may be converted, at any time prior to the Maturity Date, into Conversion Stock at the Conversion Price in the sole discretion of the Company. To elect to convert the Optional Convertible Debt, the Company shall send written notice of its election to the Noteholder prior to the Maturity Date. Noteholder will thereafter deliver the original Note to the Company at the Company's principal office for reissunce to reflect the conversion of the Optional Convertible Debt. Incident to any conversion, the Conversion Stock will have those rights and privileges, and be subject to those restrictions, of the shares of Conversion Stock as set forth in the Company's Certificate of Incorporation, and the Noteholder will receive the rights and be subject to the obligations applicable to the purchasers of Conversion Stock, provided that the sale restriction specified in Section 2.6 below shall apply to the Conversion Stock. If the unpaid principal and accrued but unpaid interest on this Note exceed the amount of the Optional Convertible Debt at the time of conversion pursuant to this Section 2.2, then the amount of the Optional Convertible Debt shall be applied to reduce the principal and interest thereafter due under this Note in the order such amounts would otherwise become due and payable hereunder; provided, however, that if such Optional Conversion occurs before August 31, 2002, it shall not affect the either of the first two payments described in the first paragraph above. Accordingly, the first two payments described in the paragraph above shall remain the same as currently contemplated but, in the event that Optional Conversion occurs after either of such payments, more of the payments shall be deemed to constitute repayment of principal to account for the reduction in interest that the Optional Conversion will have created. If the Company fails to deliver the written notice provided for in this Section 2.2 prior to the Maturity Date, the conversion right of the Company that is set forth in this Section 2.2 shall terminate on the Maturity Date.

                  2.2.2 In the event of any conversion pursuant to this Section
         2.2 prior to February 28, 2002, the Company shall pay to Noteholder, in cash, an amount equal to the lesser of (a) an amount sufficient to cover the United States state and federal capital gains tax imposed on Noteholder as a result of the receipt of such Conversion Stock and this Tax Payment (as defined below) based on a 35% presumed tax rate or (b) an amount equal to the outstanding principal and accrued but unpaid interest then represented by this Note (the "Tax Payment"). The amount paid by the Company shall be offset first against any accrued but unpaid interest due hereunder and then against the outstanding principal amount of this Note. The Tax Payment shall be made by the Company not earlier than 10 days prior to the time Noteholder's capital gains tax must be paid in connection with conversion of this Note as provided in this Section 2.2.

              2.3 No Fractional Shares. No fractional shares will be issued on conversion of this Note. If on any conversion of this Note a fraction of a share results, the Company will pay the cash value of that fractional share, calculated on the basis of the applicable Conversion Price.

              2.4 Reservation of Stock. Prior to any conversion of this Note pursuant to this Section 2 above, the Company will take such corporate action and obtain such government consents and approvals as may, in the reasonable opinion of its counsel, be necessary to authorize the issuance of a sufficient number of shares of Conversion Stock into which this Note is to convert.

              2.5 Fully Paid Shares; Certificates. All shares of Conversion Stock issued upon the conversion of this Note shall be validly issued, fully paid and non-assessable. The certificates representing the shares of Conversion Stock issued upon conversion hereof shall be delivered to the holder against surrender of this Note upon Mandatory Conversion of this Note pursuant to Section 2.1 hereof or upon Optional Conversion pursuant to Section 2.2 hereof. The holder, by accepting this Note, undertakes and agrees to accept such shares of Conversion Stock in full satisfaction of the Optional Convertible Debt or of the Mandatory Convertible Debt, as the case may be, that is outstanding as of the effective date of conversion in accordance with the terms of this Note. Anything to the contrary in this Note notwithstanding, the Company's obligation to issue shares of

         Conversion Stock to any holder of this Note and the Noteholder's obligation to convert this Note or any portion hereof to Conversion Stock, are both expressly conditioned upon compliance of such issuance with applicable federal and state securities laws without registration or other qualification thereunder. If any Conversion Stock cannot be issued for any reason, then the Company will continue to be obligated to pay this Note at the times set forth herein.

             2.6 Restriction on Sale. Upon and following any conversion pursuant to this Section 2 if such conversion is in connection with an Initial Public Offering, no holder of any Conversion Stock shall effect any sale or distribution of any of the Conversion Stock (which shall include any and all voting securities received by such holder as or in connection with a stock dividend, stock split or other recapitalization or similar distribution on or in respect of the Conversion Stock) or any of the Company's other equity securities, or of any securities convertible into or exchangeable for such securities, during the period beginning on the closing of the Initial Public Offering and ending 180 days after such closing. The certificate(s) representing the shares of Conversion Stock issued upon the conversion of this Note shall be legended to reflect such restriction on sale.

             2.7 No Rights or Liabilities as Shareholder. This Note does not by itself entitle the Noteholder to any voting rights or other rights as a shareholder of the Company. In the absence of conversion of this Note, no provisions of this Note, and no enumeration herein of the rights or privileges of the holder shall cause such holder to be a shareholder of the Company for any purpose by virtue hereof.

             2.8 No Other Conversion. The conversion provisions set forth in this Section 2 constitute the sole methods by which this Note will convert."

         4. Effect of Amendment. This Amendment will be effective as of the date first set forth above, upon execution of this Amendment by the Company and Payee. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which, taken together, will constitute one and the same Amendment. Except as expressly provided above, the terms and conditions of the Note remain in full force and effect, unmodified, as of the date hereof.

         In Witness Whereof, Payee and the Company have executed this Amendment to Convertible Subordinated Promissory Note, in the case of the Company by a person duly authorized to do so.

THE COMPANY:  DOVEBID, INC.                PAYEE:  WILLIAM J. GARDNER, JR.


By:        /s/ Anthony Capobianco              /s/ William J. Gardner, Jr.
    --------------------------------       -----------------------------------
                                           (Signature of Payee)
Title:     VP and General Counsel
       -----------------------------